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                                                                    EXHIBIT 10.4

                            COLLATERAL ASSIGNMENT AND
                               SECURITY AGREEMENT

                  FOR VALUE RECEIVED, INDIAN-MARTIN AG, a corporation organized and existing under the laws of Switzerland ("DEBTOR"), hereby GRANTS a security interest in and ASSIGNS to BANK ONE, INDIANA, NATIONAL ASSOCIATION ("SECURED PARTY") all of its rights, titles and interests, now owned by or hereafter acquired by Debtor, in and to all of the following described personal property, tangible and intangible, now owned and existing or hereafter acquired or arising, and wheresoever located including, without limitation:

         (1)      Accounts;

         (2)      General Intangibles;

         (3)      Documents;

         (4)      Instruments;

         (5)      Commercial Tort Claims;

         (6)      Investment Property;

         (7)      Letter of Credit Rights;

         (8) all cash, Pledged Cash and all demand, time, savings, passbook and like accounts and deposits maintained by Debtor with any bank, savings and loan association, credit union or like organization, and any other monies, and all "investment property" (as such term is defined in the UCC) of Debtor;

         (9) all property and interests in property of Debtor now or hereafter coming into the actual possession, custody or control of Secured Party or any of its agents (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise);

         (10) all books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of Debtor pertaining to any of the property described in clauses (1) through (9), above;

         (11) all additions, accessions, accessories, and replacements of any of the property described in clauses (1) through (10), above; and

         (12) all products and Proceeds of all or any of the types or items of property described in clauses (1) through (11), above.



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(All of the above-described property is referred to herein collectively as the
"COLLATERAL.")

                  As used herein, the term: (a) "ACCOUNTS" shall mean all rights to payment of a monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered, or to be rendered, or (iii) for a secondary obligation incurred, or to be incurred, including, without limitation, all such Accounts as have been purchased or acquired from Escalade, Incorporated, an Indiana corporation ("ESCALADE"), or from any of Escalade's wholly-owned subsidiaries organized and existing in the United States of America (the "ESCALADE DOMESTIC SUBSIDIARIES"), and shall also mean and include, without limitation, all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to Debtor and/or Escalade and/or the Escalade Domestic Subsidiaries arising from the sale, lease or exchange of goods or other property by it and/or Escalade and/or the Escalade Domestic Subsidiaries and/or the performance of services by it and all of Debtor's rights in, to and under all purchase orders for goods, services or other property, and all of Debtor's rights to any goods, services or other property represented by any of the foregoing (including without limitation returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit), in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any person or entity with respect to any of the foregoing, and the term "ACCOUNT" shall mean any of the Accounts; (b) "COMMERCIAL TORT CLAIMS" shall mean any claim of Debtor arising in tort; (c) "CREDIT AGREEMENT" shall mean the Credit Agreement, dated as of May 15, 2000, by and between Debtor and Secured Party, as the same has been or hereafter may be amended, modified, supplemented, and/or restated from time to time and at any time; (d) "DEFAULT RATE" shall have the meaning ascribed to such term in the Credit Agreement or any promissory note issued pursuant thereto; (e) "DOCUMENTS" shall mean all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired by Debtor; (f) "GENERAL INTANGIBLES" shall mean all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by Debtor, including, without limitation, (i) all obligations or indebtedness owing to Debtor (other than Accounts) from whatever source arising, including, but not limited to, indemnity and recourse claims,
(ii) all tax refunds and all rights or claims in respect of refunds for taxes paid, and (iii) all rights in respect of any pension plan or similar arrangement maintained for employees of Debtor; (g) "INSTRUMENTS" shall mean all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC), now owned or hereafter acquired by Debtor; (h) "INVESTMENT PROPERTY" shall mean all "investment property" (as defined in the UCC) now owned or hereafter acquired by Debtor; (i) "LETTER OF CREDIT RIGHTS" shall mean all rights to payment or performance under a letter of credit, whether the beneficiary has demanded or is at the time entitled to demand payment or performance, now owned or hereafter acquired by Debtor; (j) "PROCEEDS" shall mean all "proceeds" (as defined in the UCC) of all or any of the types or items of property described in
(1) through (11) above, including insurance proceeds and proceeds of all warranty and tort claims, and all property of the types described in (1) through
(11) above arising from or received by Debtor in connection with the sale or disposition thereof; and (k) "UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of Indiana, Ind. Code Section 26-1-1-1 et seq., as the same may



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hereafter be amended. All capitalized terms used, but not defined, herein shall have the meanings ascribed thereto in the Credit Agreement.

                  The assignment and security interest hereby granted to Secured Party is given to secure the performance and payment when due of the Indebtedness. As used herein, the term "INDEBTEDNESS" means (1) all indebtedness, obligations and liabilities, and all renewals and extensions thereof, now or hereafter owed by Debtor to Secured Party, now existing or hereafter arising, evidenced by or arising under or pursuant to the Loan Agreement, together any and all other indebtedness, obligations and liabilities incurred by Debtor pursuant to any promissory note or guaranty executed and delivered to Secured Party in connection therewith; (2) all extensions, renewals, amendments, restatements or replacements of the foregoing, together with all costs, expenses and reasonable attorneys' fees incurred by Secured Party in the enforcement or collection of any of the foregoing, whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, joint and several, now exist or hereafter arise; and (3) all costs and expenses incurred by Secured Party to enforce this Security Agreement, including reasonable attorneys' fees.

                  Debtor represents and warrants to and agrees with Secured Party as follows:

                  1. The Collateral.

                  (a) Title. Debtor has or will acquire, and will maintain full and absolute title in Debtor to the Collateral, free of all claims, assignments, security interests, liens and encumbrances other than the assignment and security interest herein granted to Secured Party and claims, assignments, liens, security interests and other encumbrances, if any, that are permitted under the Credit Agreement (collectively, the "PERMITTED LIENS"), and has good right to subject the Collateral to the assignment and security interest granted by this Security Agreement. Debtor has and will maintain full possession of all tangible personal property included in the Collateral and will defend the Collateral against all adverse claims. Except with respect to Permitted Liens and the security interest granted by this Security Agreement, no notice, financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a lien or security interest on such Collateral. If any Collateral is at any time in the possession or control of any warehouseman, bailee, consignee or any of Debtor's agents or processors, Debtor shall notify such warehouseman, bailee, consignee, agent or processor of the security interests granted or created hereby and to hold all such Collateral for Secured Party's account subject to Secured Party's instructions.

                  (b) Condition-Location. Debtor shall maintain the Collateral in good condition, repair and operating order and shall not permit it in any respect to be wasted, destroyed, or used in violation of law. Secured Party, and its agents and representatives, may come upon Debtor's property to examine and inspect the Collateral at any reasonable time or times, and for the purpose of conducting appraisals of the Collateral. Debtor shall keep full and accurate books and records relating to the Collateral. Unless Secured Party otherwise consents,



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all business records constituting, relating to or evidencing any of the
Collateral shall be located at Debtor's chief executive office and principal place of business located at Aegeristrasse 66, 6300 Zug, Switzerland ("DEBTOR'S CHIEF EXECUTIVE OFFICE"). All Collateral is also located at Debtor's Chief Executive Office and at those additional addresses set forth on the attached
Schedule 1.

                  (c) Taxes and Assessments. Debtor shall promptly pay, as they become due and payable, all taxes and assessments imposed upon the Collateral or for its use or operation or upon this Security Agreement.

                  (d) Insurance. Debtor will maintain or will cause to be maintained on its behalf policies of property and casualty insurance covering the Collateral issued by fiscally sound and reputable insurers, which policies of insurance shall be in such amounts, with such deductibles and against such liabilities and hazards as customarily are maintained by other companies operating similar businesses. All such policies of insurance shall be in form and substance satisfactory to the Secured Party. Such policies of insurance insuring all or any part of the Collateral shall (i) contain an endorsement naming Secured Party as an additional insured and loss payee under a secured lender's loss payable clause, and (ii) provide that the insurer will give Secured Party thirty (30) days' prior written notice of the termination of such policy. Debtor shall deliver to Secured Party the original (or a certified copy) of each such policy of insurance, an appropriate certificate of insurance in respect of each such policy, and evidence of the payment of all premiums therefor when due. If Debtor at any time or times hereafter shall fail to obtain or maintain or to cause to be maintained on its behalf any of the policies of insurance required by this Security Agreement or to pay any premium in whole or in part relating thereto, then Secured Party, without waiving or releasing any Indebtedness or Event of Default, may at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which Secured Party deems advisable. After the occurrence of any Event of Default, and so long as the Event of Default is continuing unremedied, Secured Party is hereby authorized to act as attorney-in-fact for Debtor in making, adjusting and settling claims under and canceling such insurance and endorsing Debtor's name on any drafts drawn by insurers of the Collateral.

                  (e) Protection of Collateral. Debtor shall not, without the prior written consent of Secured Party, sell, assign, transfer, or otherwise dispose of any of the Collateral or any of Debtor's right, title or interest therein, and shall not otherwise do or permit anything to be done or occur that may impair the Collateral as security hereunder.

                  (f) Accounts. Each Account subject to the assignment to and security interest of Secured Party: (i) is and will be free and clear from setoffs or counterclaims, except to the extent that such setoffs or counterclaims do not have a Materially Adverse Effect on Debtor's financial condition; (ii) is not and will not be subject to any agreement wherein an Account debtor on any Account may claim a deduction or discount except as reflected on the document evidencing the Account; (iii) is and will be owned by Debtor and Debtor shall have the right to subject such Account to the security interest of Secured Party; and (iv) will not be sold, assigned or transferred to any Person other than Secured Party, and Debtor will defend the same against



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any Person claiming an interest in such Account adverse to the interest of
Secured Party. Upon request of Secured Party, Debtor will promptly notify (and Debtor hereby authorizes Secured Party so to notify) each Account debtor in respect of any Account or Instrument that such Collateral has been assigned to Secured Party, and that any payments due or to become due in respect of such Collateral are to be made directly to Secured Party, or its designee, and/or to one or more lockbox accounts in accordance with instructions provided to such Account debtors by Secured Party. Debtor has taken all actions necessary under the UCC to perfect its interest in any Accounts purchased or otherwise acquired by it, as against its assignors and creditors of its assignors.

                  (g) Name/Location. Debtor has not, during the six (6) years preceding the date of this Security Agreement, been known as or used any corporate, fictitious, or assumed name other than the name by which it is identified in this Security Agreement. Debtor will not change (i) the location of Debtor's Chief Executive Office; (ii) the location of any Collateral if such change would cause the Lien and security interest of Secured Party in such Collateral to lapse or cease to be perfected either immediately upon the movement thereof or after the passage of time; or (iii) its name, identity or corporate structure in any manner unless it shall have given Secured Party not fewer than thirty (30) days' prior written notice thereof.

                  (h) Licenses, Patents, etc.. Debtor possesses adequate assets, permits (including those required under applicable federal, state, and local environmental health and safety statutes and regulations) licenses, patents, patent applications, copyrights, trademarks, trademark registrations and applications, and tradenames to continue to conduct its business as presently conducted by it.

                  2. Financing Statements, Certificates, Etc. Debtor will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement, notice or other paper and take any other action, (including, without limitation, any filings of financing or continuation statements under the UCC) that from time to time may be necessary, or that Secured Party may reasonably request, in order to create, preserve, perfect, confirm, validate, or protect the security interests granted or created pursuant to this Security Agreement or to enable Secured Party to obtain the full benefits of this Security Agreement, or to enable Secured Party to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent necessary or desirable and permitted by law, Debtor hereby authorizes Secured Party to execute and file financing statements, amendments and continuation statements without Debtor's signature appearing thereon. Debtor agrees that a carbon, photographic, photostatic or other reproduction of this Security Agreement or of a financing statement is sufficient as a financing statement. To the full extent permitted by law, Debtor authorizes Secured Party and grants to Secured Party a power of attorney (which is coupled with an interest and is irrevocable) to sign on Debtor's behalf and file financing statements, continuation statements, applications for certificates of title, notices, affidavits, and other documents and any amendments thereto that Secured Party reasonably deems necessary or desirable for the purpose of perfecting, protecting, and preserving the lien and security interest of Secured Party in the Collateral. Debtor shall pay the reasonable costs, fees, and expenses of, or




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incidental to, the perfection, protection and preservation of Secured Party's
Lien and security interest in the Collateral, including without limitation any costs of mailing notices, recording or filing fees, recording taxes, stamp taxes, and certificate of title application fees incurred in connection with the filing or recording of all financing and continuation statements and other documents concerning the Collateral.

                  At Debtor's cost and expense, Debtor shall:

                  (a) except as otherwise provided in (h) below, deliver to Secured Party, immediately upon their receipt by or delivery to Debtor, all notes or other instruments now or hereafter evidencing or securing any of the Collateral and any guaranty or security therefor, together with appropriate endorsements and assignments;

                  (b) upon request by Secured Party deliver to Secured Party certified schedules, in such form as may be specified by Secured Party, identifying the Collateral, or such part thereof as may be specified by Secured Party, together with such supporting documents and information as Secured Party reasonably may request;

                  (c) upon request by Secured Party, immediately deliver or cause to be delivered to Secured Party, in due form for transfer (i.e., endorsed in blank or accompanied by duly executed blank stock or bond powers), all securities, instruments, and documents of title (subject to (e) below), if any, at any time representing all or any of the Collateral;

                  (d) furnish or cause to be furnished to Secured Party such appraisals, opinions of counsel regarding grants of valid and perfected liens and security interests in favor of Secured Party in the Collateral, and other documents with respect to the Collateral as Secured Party reasonably may request from time to time;

                  (e) use all reasonable efforts to cause Secured Party's Lien and security interest to be at all times duly noted on all certificates of title issuable with respect to any of the Collateral and upon request by the Secured Party after the occurrence of an Event of Default, forthwith deliver or cause to be delivered to Secured Party each such certificate of title (except for certificates of title issued with respect to Collateral that is subject to a Permitted Lien that is prior to the lien and security interest of Secured Party therein);

                  (f) acquire and maintain its property in a manner that will enable such property to become subject to the Lien and security interest granted under this Security Agreement;

                  (g) acquire and maintain the consent or approval of any Person or entity whose consent or approval is required to the granting of a Lien or security interest in any Collateral to the Secured Party; and

                  (h) upon request by Secured Party, cause all chattel paper (as defined in the UCC) to be clearly stamped or marked to indicate that such chattel paper is subject to a assignment



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and security interest in favor of Secured Party or deliver such chattel paper to
Secured Party, except for such chattel paper that is subject to a Permitted Lien that is prior to the assignment and security interest granted hereunder.

                  3. General Covenants.

                  (a) Debtor agrees to pay promptly when due all taxes, assessments and governmental charges upon or against the Collateral, or Debtor, or for the property or operations of Debtor, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are diligently being contested in good faith by appropriate proceedings and for which Debtor has established adequate reserves. Debtor shall give written notice to Secured Party of all happenings and events adversely affecting the Collateral or the value or amount thereof; including, without limitation, the creation or assertion of any Lien or security interest against any of the Collateral that is not a Permitted Lien.

                  (b) In the event Debtor fails to pay taxes, assessments, costs and expenses which Debtor is required to pay or in the event Debtor fails to keep the Collateral free from other assignments, security interests, Liens or encumbrances not permitted under the terms of this Security Agreement, Secured Party may make expenditures for any and all such purposes. All costs and expenses of Secured Party in retaking, holding, preparing for sale and selling or otherwise realizing upon any Collateral or enforcing any provisions hereof, including reasonable attorneys' fees, shall constitute part of the Indebtedness, and shall bear interest from the date incurred at the Default Rate.

                  (c) Debtor shall: (i) at all reasonable times allow Secured Party and its agents or representatives to examine, inspect and/or make abstracts from Debtor's books and records and to arrange for verification of Collateral, under reasonable procedures, which in the case of Accounts may be made directly with the Account debtors or by other methods; (ii) furnish to Secured Party upon request additional statements of any Account, together with all notes or other papers evidencing the same and any guaranty, security or other information relating thereto; and (iii) Debtor will furnish or cause to be furnished to Secured Party written reports of any changes that would be required to be made to the Schedules to this Security Agreement in order for the information contained in such Schedules to remain accurate, at or before the time events requiring such changes occur.

                  (d) Debtor shall at all times and in all regards comply with the terms and provisions of those certain Services Agreements dated as of May 15, 2000, by and between Debtor and the respective Escalade Domestic Subsidiaries.

                  4. Processing, Sale and Collections. Until the occurrence of an Event of Default and receipt from Secured Party of written notice of the revocation of Debtor's authority, Debtor, directly or through the efforts of the Escalade Domestic Subsidiaries, acting pursuant to the Services Agreements:


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                  (a) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any Account, including the taking of such action with respect to such collection as Secured Party may reasonably request or, in the absence of such request, as Debtor may deem advisable; and

                  (b) may grant, in the ordinary course of business, to any Account debtor, any rebate, refund or adjustment to which such Account debtor may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to the obligation of the Account debtor.

                  However, at any time before or after any revocation of such authority or the maturity of any of the Indebtedness, Secured Party may notify any Account debtor to make payment directly to Secured Party, or as Secured Party may in its sole discretion direct, of any amounts due or to become due and enforce the collection of any Account or contract right by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

                  If requested by Secured Party, Debtor will note the security interest of Secured Party on all records relative to the Collateral, including without limitation any invoice that evidences an Account.

                  5. Performance by Secured Party of Debtor's Agreements. Secured Party may, but shall have no duty to, perform any agreement of Debtor hereunder which Debtor shall have failed to perform, and Debtor will forthwith reimburse Secured Party for any payment made or any expense incurred by Secured Party in connection with such performance. Such payments and expenses shall constitute a part of the Indebtedness and shall bear interest at the Default Rate from the date incurred by Secured Party.

                  6. Events of Default. The occurrence of each of the following events shall constitute an Event of Default by Debtor under this Security Agreement (referred to herein as an "EVENT OF DEFAULT"):

                  (a) The occurrence of any "Event of Default," as such term is defined in the Loan Agreement; or

                  (b) Any breach by Debtor of any term, covenant or provision of this Security Agreement.

                  7. General Authority. Debtor hereby irrevocably appoints the Secured Party its true and lawful attorney, with full power of substitution, in the name of Debtor, Secured Party, or otherwise, for the sole use and benefit of Secured Party, but at Debtor's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has



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occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                  (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof;

                  (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

                  (c) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if Secured Party were the absolute owner thereof;

                  (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto; and

                  (e) to make all necessary or appropriate transfers of all or any part of the Collateral in connection with any sale, lease or other disposition thereof pursuant to this Security Agreement, and execute and deliver any documents necessary or appropriate to effect, evidence or facilitate such sale, lease or other disposition.

                  8. Remedies Upon Default. Time is of the essence of this Security Agreement. Upon the occurrence of any Event of Default by Debtor under this Security Agreement and at any time thereafter (such Event of Default not previously having been cured), Secured Party shall be entitled, by written or telegraphic notice to Debtor, to declare all of the Indebtedness owed to it to be immediately due and payable, whereupon the same shall become immediately due and payable, without presentation, demand, protest, notice of protest, or other notice of dishonor of any kind, all of which are hereby expressly waived. In addition, upon the occurrence of any Event of Default and at any time thereafter (such Event of Default having not previously been cured), Secured Party shall have all the remedies of a secured party under the UCC and as otherwise provided by applicable law, including but not limited to the following: Secured Party may take possession of the Collateral and may use it after having done so. For purposes of taking possession, Secured Party may enter upon any premises on which the Collateral may be situated without legal process and remove the Collateral. Debtor releases Secured Party from any claims arising from such removal and shall hold Secured Party harmless from any liability resulting therefrom. Secured Party may require Debtor to assemble the Collateral and make it available at a place to be designated by Secured Party which is reasonably convenient to all parties. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party shall give Debtor at least ten (10) days' prior written notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Upon any such sale Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of Debtor which may be waived, and Debtor, to the extent permitted by law, hereby





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specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale shall (1) in case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day after which such sale may be consummated. Debtor agrees that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as Secured Party may determine. Secured Party shall not be obligated to make any such sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose its security interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. The expenses of retaking, holding, preparing for sale, selling and the like, and reasonable attorneys' fees and expenses incurred by Secured Party, may be paid from the proceeds of the disposition. Secured Party may obtain the appointment of a receiver respecting the Collateral upon such notice as may be required by applicable law and without notice if permitted by such law, and may obtain immediate possession thereof in replevin. Debtor hereby consents to the appointment of such receiver. Insofar as Collateral shall consist of Accounts, insurance policies, instruments, chattel paper, chooses in action or the like, Secured Party may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon Collateral as Secured Party may determine, whether or not the Indebtedness or Collateral are then due and for the purpose of realizing Secured Party's rights therein, Secured Party may receive, open and dispose of mail addressed to Debtor and endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage or any form of Collateral on behalf of and in the name of Debtor, as its attorney-in-fact. All remedies of Secured Party shall be cumulative to the full extent provided by law. Pursuit by Secured Party of certain judicial or other remedies shall not abate nor bar resort to other remedies with respect to the Collateral, and pursuit of certain remedies with respect to all or some of the Collateral shall not bar other remedies with respect to the Indebtedness or to other portions of the Collateral. Secured Party may exercise its rights to the Collateral without resorting or regard to other collateral or sources of security or reimbursement for the Indebtedness.

                  9. Nonwaiver-Expenses, Proceeds of Collateral. No waiver by Secured Party of any of its rights shall be effective unless in writing, and in no event shall it operate as a waiver of any other of its rights or of the same rights on any future occasion.



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                  Debtor shall pay to Secured Party on demand any and all
expenses, including reasonable attorneys' fees, incurred or paid by Secured Party in perfecting, protecting or enforcing its rights upon or under the Indebtedness or the Collateral. After deducting all of said expenses the residue of any proceeds of collection or sale of the Collateral shall be applied to the payment of the Indebtedness as Secured Party may determine, and Debtor shall remain fully liable for any deficiency.

                  10. Limitation on Duty of Secured Party in Respect of Collateral. Beyond the exercise of reasonable care in the custody thereof, Secured Party shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Secured Party shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Secured Party in good faith. Secured Party shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the security interests granted or created hereunder in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. Secured Party shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Security Agreement by Debtor.

                  11. Applicable Law-Definitions. Should applicable law confer any rights or impose any duties inconsistent with or in addition to any of the provisions of this Security Agreement, the affected provisions of this Security Agreement shall be considered amended to conform to such law, but all other provisions hereof shall remain in full force and effect without modification. This Security Agreement shall be construed for all purposes under the laws of the State of Indiana without reference to the choice or conflicts of laws rules or principles of any foreign or domestic jurisdiction.

                  12. Successors in Interest. This Security Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective successors, assigns and legal representatives. If at any time or times by assignment or otherwise Secured Party transfers any of the Collateral, such transfer shall carry with it Secured Party's power and rights under this Security Agreement with respect to the Collateral transferred, and the transferee shall become vested with said powers and rights whether or not they are specifically referred to in the transfer. If and to the extent Secured Party retains any other Collateral, Secured Party will continue to have the rights and powers herein set forth with respect thereto.

                  13. This Security Agreement may be executed in any number of counterparts, which taken together shall be considered as but one instrument, and each of the parties agree that the facsimile signature of Debtor hereon shall be deemed to have the same force and effect as an original, manual signature and may be enforced by Secured Party accordingly.

                  14. Miscellaneous. DEBTOR HEREBY VOLUNTARILY, ABSOLUTELY, IRREVOCABLY, KNOWINGLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, THIRD-PARTY CLAIM OR OTHERWISE, IN ANY LEGAL ACTION OR PROCEEDING ARISING IN ANY WAY OUT OF OR WHICH IN ANY WAY INVOLVES ANY OF THE RIGHTS, OBLIGATIONS OR REMEDIES OF ANY PARTY TO THIS SECURITY AGREEMENT OR ANY DOCUMENT EXECUTED OR DELIVERED PURSUANT TO OR OTHERWISE IN CONNECTION WITH THIS SECURITY AGREEMENT (WHETHER BASED UPON CONTRACT TORT OR OTHERWISE). THIS PROVISION IS A MATERIAL INDUCEMENT TO SECURED PARTY TO PROVIDE THE FINANCING DESCRIBED IN THE LOAN AGREEMENT. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS SECURITY AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF INDIANA WITHOUT REGARD TO THE CHOICE OR CONFLICTS OF LAWS RULES OR PRINCIPLES OF ANY JURISDICTION. DEBTOR AGREES THAT THE COURTS OF THE STATE OF INDIANA LOCATED IN INDIANAPOLIS, INDIANA, USA, AND THE FEDERAL COURTS LOCATED IN THE SOUTHERN DISTRICT OF INDIANA, MARION COUNTY, HAVE EXCLUSIVE JURISDICTION OVER ANY AND ALL ACTIONS AND PROCEEDINGS INVOLVING THIS SECURITY AGREEMENT OR ANY OTHER AGREEMENT MADE IN CONNECTION HEREWITH, AND DEBTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES TO SUBMIT TO THE JURISDICTION OF SUCH COURTS FOR PURPOSES OF ANY SUCH ACTION OR PROCEEDING. DEBTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION THAT DEBTOR MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING, INCLUDING ANY CLAIM THAT SUCH COURT IS AN INCONVENIENT FORUM, AND CONSENTS TO SERVICE OF PROCESS PROVIDED THE SAME IS IN ACCORDANCE WITH THE TERMS HEREOF. FINAL JUDGMENT IN ANY SUCH PROCEEDING AFTER ALL APPEALS HAVE BEEN EXHAUSTED OR WAIVED SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION, INCLUDING WITHOUT LIMITATION SWITZERLAND, BY SUIT ON THE JUDGMENT.

                  Executed and delivered by the duly authorized signatory of Debtor as of this 15th day of May, 2000.


                                  INDIAN-MARTIN AG, a corporation organized and existing under the laws of Switzerland.

                                  By: /s/ Lars Haussmann
                                     ------------------------------------

                                      Lars Haussmann, Director
                                     ------------------------------------
                                     (Printed Name and Title)

STATE OF _____________ )
                       )  SS:
COUNTY OF ___________  )


                  Before me, a Notary Public for said County and State, personally appeared _________________, the _______________ of INDIAN-MARTIN AG, a corporation organized and existing under the laws of Switzerland, who being duly sworn, acknowledged execution of the foregoing COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT for and on its behalf and stated that the representations contained therein are true and correct.


Date:
     ----------------------------------



                                          (Printed Name), Notary Public

My Commission Expires:
My County of Residence:


Official Certification

Seen for authentication of the above signature, affixed in our presence by

Mr. Lars Alexander Haussmann, Swiss citizen of Herrliberg ZH, according to his Information residing in Zurich, Switzerland,
(who has identified himself by passport),

who, according to the extract shown to us from the Commercial Register dated April 26, 2000, is entered in the Commercial Register of the canton of Zug as member of the board of directors with the right to sign individually for the

Indian-Martin AG (Indian-Martin Ltd.), having its registered domicile in Zug, Switzerland.

The Swiss law does not provide for the act of swearing.

Zurich 8, May 16, 2000/ih

                                                NOTARIAT RIESBACH-ZURICH

                                                /s/ Max Bodmer
                                                --------------------------------
                                                Max Bodmer, certifying officer

                                   SCHEDULE I

                             Locations of Collateral







                None, other than Debtor's Chief Executive Office

































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